UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2003

MICROSOFT CORPORATION

(Exact name of registrant as specified in charter)

Washington	0-14278	91-1144442
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 882-8080

N/A

(Former name or former address, if changed since last report)

Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On April 15, 2003, Microsoft Corporation issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date:	April 15, 2003

/s/ JOHN G. CONNORS
John G. Connors Senior Vice President; Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated April 15, 2003, issued by Microsoft Corporation

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